                                                                   EXHIBIT 10.36

                                             (EXHIBIT F TO THE CREDIT AGREEMENT)


              DEPOSIT, DISBURSEMENT AND ACCOUNT CONTROL AGREEMENT dated as of December 19, 1997 between: IRIDIUM OPERATING LLC, a Delaware limited liability company (the "Company"); THE CHASE MANHATTAN BANK ("Chase"), in its capacity as collateral agent under the Credit Agreement and the other Credit Documents referred to below (together with its successors and permitted assigns in such capacity, the "Collateral Agent"); and THE CHASE MANHATTAN BANK in its capacity as depositary bank (together with its successors in such capacity, the "Depositary Bank").

                                 R E C I T A L S

              WHEREAS, the Company (as transferee of Iridium LLC) is currently developing the Iridium global mobile wireless communications system (the "Project");

              WHEREAS, to finance a portion of the costs of the Project, the Company, the Global Arrangers named therein, the Lenders parties thereto, the Collateral Agent, Chase, in its capacity as the Administrative Agent, and Barclays Bank PLC, in its capacity as the Documentation Agent, have entered into the Credit Agreement dated as of December 19, 1997 (as amended, supplemented or otherwise modified and in effect from time to time, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for the Lenders to make loans to the Company in an aggregate principal amount not exceeding $1,000,000,000;

              WHEREAS, the obligations of the Company under the Credit Agreement and the other Credit Documents (as defined in the Credit Agreement) will be secured by certain of the assets of the Company pursuant to certain of the Security Documents;

              WHEREAS, the Collateral Agent and the Company desire to appoint the Depositary Bank to act as depositary bank with respect to the various Project Accounts (as defined below) established with the corporate trust department of the Depositary Bank at its office at 450 West 33rd Street, 15th Floor, New York, New York 10001 pursuant to this Agreement; and

              WHEREAS, the Depositary Bank has agreed to establish and maintain the Project Accounts in accordance with this Agreement;

              NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:



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                                    ARTICLE I

                                   DEFINITIONS

              SECTION 1.01. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement, whether specifically set forth therein or by reference to another document. Unless otherwise stated, any reference in this Agreement to any Person shall include its permitted successors and assigns and, in the case of any Government Authority, any Person succeeding to its functions and capacities. In addition, as used herein the following terms shall have the following respective meanings (all terms defined in this Section and in the other provisions of this Agreement in the singular to have the same meanings when used in the plural and vice versa):

              "Authorized Officer" means (a) with respect to the Company, any Responsible Officer the names (and specimen signatures) of which shall be specified in writing from time to time by the Company to the Depositary Bank and
(b) with respect to the Collateral Agent, any officer or other representative of the Collateral Agent designated in writing to the Depositary Bank to act for the Collateral Agent for purposes of this Agreement.

              "General Receipt & Disbursement Account" means the account entitled "Iridium General Receipt & Disbursement Account" established and maintained by the Depositary Bank.

              "Iridium Clearing Account" means one or more Dollar accounts (including, without limitation, the Iridium Sub-Clearing Account) of the Company established and maintained with depository institutions that may be located in the United States of America or offshore and will be used for the purpose of settling payments due to the Company and its Subsidiaries from, and payments due by the Company and its Subsidiaries to, other parties in connection with the operation of the IRIDIUM System, all as generally contemplated by Article VI of the Gateway Authorization Agreements.

              "Iridium Sub-Clearing Account" means one or more accounts that are part of the Iridium Clearing Account and hold moneys paid from time to time to the Company or any of its Subsidiaries as a result of the settlement process effected through the Iridium Clearing Account.

              "Loss Proceeds Account" means the account entitled "Iridium Loss Proceeds Account" established and maintained by the Depositary Bank.

              "Permitted Investments" means:

              (a) direct obligations of, or obligations guaranteed by, the United States of America for the payment of which obligations or guarantee the full faith and credit of the


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         United States of America is pledged and which have a remaining Average
         Life of not more than 365 days from the date of acquisition thereof;

              (b) investments in commercial paper maturing not more than 270 days after the date of acquisition thereof and having, at such date of acquisition, a credit rating of at least P-1 from S&P or A-1 from Moody's (or such similar equivalent rating by at least one "nationally recognized statistical rating organization" (as defined in Rule 436 under the Securities Act of 1933, as amended));

              (c) investments in certificates of deposit, banker's acceptances and time deposits maturing not more than 270 days after the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any commercial bank or trust company organized under the laws of the United States of America or any State thereof or any other country which is a member of the Organization for Economic Cooperation and Development, in each case which has a combined capital, surplus and undivided profits of not less than $500,000,000 or its equivalent in foreign currency, and whose debt is rated at least A- by S&P or A-3 by Moody's (or such similar equivalent rating by a "nationally recognized statistical rating organization" (as defined above);

              (d) repurchase obligations with a term of not more than 7 days for securities described in clause (a) of this definition and entered into with a financial institution which has a combined capital, surplus and undivided profits of not less than $500,000,000 or its equivalent in foreign currency, and whose debt is rated at least A- by from S&P or A-3 by Moody's (or such similar equivalent rating by a "nationally recognized statistical rating organization" (as defined above); and

              (e) any mutual or similar fund investing exclusively in Permitted Investments of the type described in clauses (a), (b) and/or (c) above.

              "Pre-Funding Account" means the account entitled "Iridium Pre-Funding Account" established and maintained by the Depositary Bank.

              "Prepayment Account" means the account entitled "Iridium Prepayment Account" established and maintained by the Depositary Bank.

              "Project Accounts" means the accounts specified in Section 3.01.

              "Responsible Officer" means the chief executive officer, chief financial officer, general counsel, any senior vice president or any vice president of the Company.



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              "Restoration Sub-Account" means the "Iridium Restoration
Sub-Account" established and maintained by the Depositary Bank.

              "Secured Obligations" has the meaning assigned to such term in the Security Agreement.

              "Termination Date" means the date on which the Collateral Agent shall advise the Depositary Bank in writing that all principal of and interest on the Loans and all other amounts owing by the Company or any of its Subsidiaries under the Credit Agreement and the other Credit Documents have been paid in full and that the Commitments have expired or terminated.

              SECTION 1.02. Uniform Commercial Code. As used herein, the term "UCC" shall mean the Uniform Commercial Code as in effect in the State of New York. All terms defined in the UCC shall have the respective meanings given to those terms in the UCC, except where the context otherwise requires.

              SECTION 1.03. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified, including an amendment and restatement thereof, but subject to any restrictions on such amendments, supplements or modifications set forth herein, (b) any reference herein to any Person shall be construed to include such Person's successors and assigns or, in the case of any Government Authority, any successor or other entity that performs equivalent functions in whole or in part, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.



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                                   ARTICLE II

                  ACCEPTANCE OF APPOINTMENT AS COLLATERAL AGENT
                               AND DEPOSITARY BANK

              SECTION 2.01. Acceptance of Appointment as Collateral Agent . Chase does hereby agree to serve as Collateral Agent for the benefit of the Secured Parties under this Agreement.

              SECTION 2.02. Depositary Bank.

              (a) Acceptance of Appointment of Depositary Bank. Chase hereby agrees to act as Depositary Bank under this Agreement. The Company and the Collateral Agent hereby acknowledge and agree that the Depositary Bank shall act as Depositary Bank under this Agreement.

              (b) Confirmation and Agreement. The Depositary Bank acknowledges, confirms and agrees that (i) the Depositary Bank has established the Project Accounts as set forth in Section 3.01, (ii) each Project Account is a securities account, (iii) the Company is the entitlement holder of the Project Accounts other than the Pre-Funding Account, which shall be held in the name of the Collateral Agent, (iv) all cash and other property delivered to the Depositary Bank pursuant to this Agreement or the other Security Documents will be promptly credited to a Project Account, (v) all securities in registered form or payable to, or to order of a person, and credited to any Project Account shall be registered in the name of, payable to or to the order of, or specially indorsed to, the Depositary Bank or in blank, or credited to another securities account maintained in the name of the Depositary Bank, and in no case will any securities credited to any Project Account be registered in the name of, payable to or to the order of, or specially indorsed to, the Company except to the extent the foregoing have been specially indorsed by the Company to the Depositary Bank or in blank, (vi) the Depositary Bank shall promptly comply with all instructions of the Collateral Agent and, to the limited extent set forth in
Section 2.03, the Company in connection with the transfer or withdrawal of amounts in the Project Accounts and (vii) the Depositary Bank shall not change the name or account number of any Project Account without the prior written consent of the Collateral Agent and at least 5 Business Days prior notice to the Company.

              (c) Financial Assets Election. Each of the Company, the Collateral Agent and the Depositary Bank agrees that each item of property (whether cash, a security, an instrument or obligation, share, participation, interest or any other property whatsoever) credited to any Project Account shall be treated as a financial asset under Article 8 of the UCC.

              (d) Entitlement Orders. Anything herein to the contrary notwithstanding, the Company irrevocably agrees that the Depositary Bank may, and the Depositary Bank agrees that


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it shall, comply with entitlement orders originated by the Collateral Agent and relating to any Project Account without further consent by the Company or any other Person and without regard to whether the Collateral Agent is, under the terms and conditions of this Agreement, entitled to give such entitlement orders. If there is any conflict between entitlement orders originated by the Company and entitlement orders originated by the Collateral Agent, the latter shall control.

              (e) Subordination of Lien; Waiver of Set-Off. In the event that the Depositary Bank has or subsequently obtains by agreement, operation of law or otherwise a lien or security interest in any Project Account or any security entitlement credited thereto, the Depositary Bank agrees that such lien or security interest shall be subordinate to the lien and security interest of the Collateral Agent. The financial assets standing to the credit of the Project Accounts will not be subject to deduction, set-off, banker's lien, or any other right in favor of any Person other than the Collateral Agent (except the amount of any checks which have been credited to any Project Account but are subsequently returned unpaid because of uncollected or insufficient funds).

              (f) No Other Agreements. None of the Depositary Bank, the Collateral Agent or the Company has entered into any agreement with respect to the Project Accounts or any financial assets credited to any Project Account other than this Agreement, in the case of the parties hereto, and the Credit Agreement and the Security Agreement, in the case of the Company and the Collateral Agent and agreements to which payments are to be made into the Project Accounts. The Depositary Bank has not entered into any agreement with the Company or any other Person purporting to limit or condition the obligation of the Depositary Bank to comply with entitlement orders originated by the Collateral Agent in accordance with Section 2.02(d). In the event of any conflict between this Agreement (or any portion hereof) or any other Security Document or any other agreement now existing or hereafter entered into (other than the Credit Agreement), the terms of this Agreement shall prevail for purposes hereof.

              (g) Notice of Adverse Claims. Except for the claims and interest of the Collateral Agent and the Company in each of the Project Accounts, the Depositary Bank does not know of any claim to, or interest in, any Project Account or in any financial asset credited thereto. If any Person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Project Account or in any financial asset credited thereto, the Depositary Bank will promptly notify the Collateral Agent and the Company thereof.

              (h) Rights and Powers of the Collateral Agent. The agreement hereunder of the Depositary Bank to comply with entitlement orders of the Collateral Agent is irrevocable during the term of this Agreement and has been made in order to perfect the lien upon and security interests in the Project Accounts in favor of the Collateral Agent and will be affected by neither the bankruptcy of the Company nor the lapse of time.



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              SECTION 2.03. Limitation on Company's Rights. Until the
Termination Date, the Company shall not have any rights to withdraw cash or other property held in or credited to the Project Accounts, except for the right to give instructions to the Depositary Bank to make withdrawals of moneys held in the Project Accounts as permitted by this Agreement and the right to direct the investment of moneys held in the Project Accounts as permitted by Section
5.03. Without limiting the foregoing (but notwithstanding anything to the contrary herein or in any other Credit Document), the Company will have no rights in or any claim whatsoever on any cash or other property held in or credited to the Pre-Funding Account prior to satisfaction of the conditions precedent set forth in Section 4.02 of the Credit Agreement and the transfer thereof to the General Receipt & Disbursement Account pursuant to Section 4.04(b).

                                   ARTICLE III

                      ESTABLISHMENT OF THE PROJECT ACCOUNTS

              SECTION 3.01. Establishment of the Project Accounts. The Depositary Bank has established the following special, segregated securities accounts (the "Project Accounts") which (except as expressly provided herein) shall be maintained at all times until the termination of this Agreement:

              (1)    the General Receipt & Disbursement Account;
              (2)    the Loss Proceeds Account;
              (3)    the Prepayment Account; and
              (4)    the Pre-Funding Account.

              The Depositary Bank has established the Restoration Sub-Account within the Loss Proceeds Account.

              In the event that, in accordance with this Agreement, the Depositary Bank is required to segregate certain moneys in any Project Account from any other amounts on deposit in such Project Account pending transfer or withdrawal in accordance with this Agreement, the Depositary Bank shall (subject to Section 5.03) either (i) hold such moneys in such Project Account for use solely for such transfer or withdrawal or (ii) if requested in a certificate of an Authorized Officer of the Collateral Agent, create a separate sub-account for such purpose. For ease of administration or if deemed advisable or necessary by the Collateral Agent to give effect to the purposes of this Agreement, the Depositary Bank may, with the consent of the Collateral Agent and upon notice to the Company and the Collateral Agent, establish other sub-accounts within any Project Account.

              SECTION 3.02. Lien and Security Interest, Etc. As collateral security for the prompt payment in full when due of the Secured Obligations, the Company hereby pledges,


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assigns, hypothecates and transfers to the Collateral Agent for the equal and ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent for the equal and ratable benefit of the Secured Parties a lien on and security interest in, all of the Company's right, title and interest, whether now owned or hereafter acquired, in and to (i) each Project Account and (ii) all cash, investments, securities or other property at any time on deposit in or credited to any Project Account, including all income or gain earned thereon and any proceeds thereof. For avoidance of doubt, the security interests purported to be created by this Agreement and the Security Agreement do not include the Iridium Clearing Account or any cash or other property on deposit therein or credited thereto.

              SECTION 3.03. Termination. This Agreement shall remain in full force and effect until the Termination Date.

                                   ARTICLE IV

                        OPERATION OF THE PROJECT ACCOUNTS

              SECTION 4.01. General Receipt & Disbursement Account.

              (a) Deposits into General Receipt & Disbursement Account. The Company agrees, and will take all necessary action to ensure, that the following amounts shall be deposited directly into the General Receipt & Disbursement
Account:

              (i) all proceeds of the Loans under the Credit Agreement (other than the proceeds of the Term Loans made pursuant to Section 2.01(a) of the Credit Agreement, which initially shall be deposited into the Pre-Funding Account);

              (ii) all proceeds of the loans under the Motorola Guaranteed Credit Agreement made after the date of this Agreement;

              (iii) all amounts transferred from the Loss Proceeds Account pursuant to Section 4.02(b)(iii);

              (iv) all amounts transferred from the Prepayment Account pursuant to Section 4.03(b)(iii);

              (v) all amounts transferred from the Pre-Funding Account pursuant to Section 4.04(b)(i);

              (vi) all dividends or other distributions, or other payments, in cash by any Subsidiary of the Company to the Company;


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              (vii)  any income from the investment of moneys in the Project
         Accounts pursuant to Section 5.03;

              (viii) all other income (howsoever earned), revenue (howsoever generated) and proceeds of any nature whatsoever received by the Company or any of its Subsidiaries (but excluding (i) any amounts required or permitted by this Agreement to be deposited to another Project Account and (ii) any amounts which are held in, or to be credited to, the Iridium Clearing Account, or any interest earned with respect to such amount while so held in the Iridium Clearing Account (other than the Iridium Sub-Clearing Account to the extent provided in clause (ix) below)); and

              (ix) all amounts in the Iridium Sub-Clearing Account to the extent required to be transferred to the General Receipt & Disbursement Account pursuant to Section 4.01(d).

              (b) Disbursements from General Receipt & Disbursement Account. Except as otherwise provided in this Agreement, the amounts held in the General Receipt & Disbursement Account shall be applied solely for the payment of Project Costs. All moneys withdrawn from the General Receipt & Disbursement Account shall be withdrawn in accordance with the disbursement procedures set forth below:

              (i) The Company may request the withdrawal of moneys in the General Receipt & Disbursement Account for the purpose of paying Project Costs or to transfer funds to one or more of the Local Accounts. Upon receipt of instructions from an Authorized Officer of the Company requesting a withdrawal of funds from the General Receipt & Disbursement Account, the Depositary Bank shall effect such withdrawal and either pay such funds to the intended payee(s) thereof or transfer such funds to a Local Account, in each case as specified in such instructions. The Company will furnish a copy of each such instruction to the Collateral Agent. All funds held in the General Receipt & Disbursement Account shall be used by the Company from time to time to make payment of Project Costs as the Company shall direct, but in any event all payments in respect of the Space System Contract, the Terrestrial Network Development Contract and the O&M Contract and all payments in respect of Indebtedness of the Company and its Subsidiaries will be made from funds in the General Receipt & Disbursement Account.

              (ii) If at any time the amount available to be applied to the payment of any of the Company's obligations under clause (i) above is insufficient to pay in full all amounts required to be paid thereunder, the Depositary Bank shall promptly advise the Company (with a copy to the Collateral Agents) of such insufficiency and shall not make payment of any amounts unless and until the Company has specified in writing to the Depositary Bank the payee(s) and amount(s) to be so paid with the amounts available.


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              (iii) Notwithstanding anything herein to the contrary, the amount of any proceeds of workers' compensation insurance, comprehensive general liability insurance and comprehensive automobile liability insurance received by the Company and deposited into the General Receipt & Disbursement Account which is required to be paid over by the Company to any Person other than the Company or any of its Subsidiaries shall be, upon receipt of a written request from an Authorized Officer of the Company that such proceeds that have been deposited into the General Receipt & Disbursement Account are required to be so paid over, promptly disbursed to the Company, whereupon such proceeds shall be paid over by the Company to the Person(s) entitled thereto.

              (c) Local Accounts. In addition to the Project Accounts, the Company may at any time from and after the date hereof establish and maintain one or more other deposit accounts (each hereinafter referred to as a "Local Account") with (i) The Chase Manhattan Bank (or such other commercial bank which shall from time to time act as the Collateral Agent hereunder) (the "Chase Local Account") and (ii) any other depository institution designated by the Company located in the United States of America (the "Other Local Account"); provided that (x) the maximum aggregate amount of cash or other property at any time held in or credited to the Other Local Account shall be $7,500,000; and (y) each Local Account shall be and at all times remain subject to the security interest created under this Agreement and the Security Agreement, and the Company shall cause each such depositary institution therefor to execute and deliver such acknowledgment, agreement or other documentation, and/or establish such control arrangements, as the Collateral Agent may reasonably request to give effect to the purposes of this Section. All funds held in the Local Accounts may be used by the Company from time to time to make payment of Project Costs as the Company shall direct (subject to the last sentence of Section 4.01(b)(i)). The Local Accounts shall not constitute Project Accounts and, except as provided in this
Section 4.01(c), shall not be subject to the terms of this Agreement.

              (d) Iridium Clearing Account. Notwithstanding anything herein to the contrary, no cash or other property in the Iridium Clearing Account shall be required to be deposited into any of the Project Accounts (nor shall the Secured Parties have any interest in such cash or other property), except as provided in this paragraph. So long as no Event of Default shall have occurred and be continuing, the Company will cause, within two Business Days following the last day of each calendar month, all cash and other property held in or credited to the Iridium Sub-Clearing Account as of such last day to be transferred into the General Receipt & Disbursement Account. Upon deposit into the General Receipt & Disbursement Account, such cash and other property may be withdrawn in accordance with the provisions of Section 4.01(b). If at any time an Event of Default shall have occurred and be continuing, the Depositary Bank, upon direction of an Authorized Officer of the Collateral Agent, shall direct the Company to, and upon receipt of any such direction the Company will, immediately transfer all cash or other property then held in or credited to the Iridium Sub-Clearing Account to the General Receipt & Disbursement Account and, thereafter so long as any Event of Default shall continue, will sweep all cash and other


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property on a periodic basis (as directed by the Collateral Agent) from the
Iridium Sub-Clearing Account into the General Receipt & Disbursement Account.

              SECTION 4.02. Loss Proceeds Account.

              (a) Deposits into Loss Proceeds Account. The Company agrees, and will take all necessary action to ensure, that all Loss Proceeds in respect of each Event of Loss payable to or received by the Company or any of its Subsidiaries shall be deposited directly into the Loss Proceeds Account.

              (b) Disbursements from Loss Proceeds Account.

              (i) The Depositary Bank shall, subject to Section 5.04, from time to time upon instructions of the Collateral Agent transfer the amounts on deposit in the Loss Proceeds Account to the Administrative Agent for application to a prepayment of the Loans at the times and in the amounts in accordance with Section 2.09(d) of the Credit Agreement.

              (ii) If the Company wishes to apply any Loss Proceeds deposited to the Loss Proceeds Account to the Restoration of the property affected by an Event of Loss, the Company shall give written notice thereof to the Depositary Bank (with a copy to the Collateral Agent) prior to the date 20 Business Days following receipt of such Loss Proceeds by delivering a certificate of an Authorized Officer of the Company to that effect and specifying that portion of such Loss Proceeds that the Company intends to use for such Restoration. Upon receipt of such notice, the Depositary Bank will segregate in the Restoration Sub-Account such portion of the Loss Proceeds. Thereafter, the Company shall, upon request to the Depositary Bank, be permitted to withdraw from time to time all and any portion of such amounts from the Restoration Sub-Account to make expenditures in respect of such Restoration. Upon receipt of each such request, the Depositary Bank shall withdraw and transfer from the Restoration Sub-Account and shall remit to the Company (or such payee(s) as the Company shall direct) the amount specified in such request, and (if remitted to the Company), the Company shall remit to the relevant payees the amounts the Company receives. Upon completion of such Restoration, the Company shall advise the Depositary Bank and the Collateral Agent thereof, and the Depositary Bank shall transfer any portion of such amount remaining in the Restoration Sub-Account in respect of the relevant Event of Loss to the Loss Proceeds Account for application to a prepayment of the Loans to the extent required by Section 2.09(d) of the Credit Agreement or otherwise as provided in this Section.

              (iii) Notwithstanding anything herein to the contrary, any amounts payable by the Company or any of its Subsidiaries with respect to fees, costs, taxes or other amounts specified in determining the Net Available Proceeds of any Event of Loss shall, upon a


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         written request of the Company, be remitted to the Company for payment to the applicable payee(s) thereof. For avoidance of doubt, if any such amount is deducted from proceeds to the Company or any of its Subsidiaries before the receipt thereof, it shall not be a violation of
         Section 4.02(a).

              SECTION 4.03. Prepayment Account.

              (a) Deposits into Prepayment Account. The Company agrees, and will take all necessary action to ensure, that the following amounts shall be deposited directly into the Prepayment Account:

              (i) all proceeds of any Disposition received by the Company or any of its Subsidiaries;

              (ii) all proceeds of any Equity Issuance (other than an Excluded Equity Issuance) received by the Company or any of its Subsidiaries (including, without limitation, all amounts paid (or deemed paid) by Iridium LLC as a capital contribution in the Company in respect of the Reserve Capital Call Obligations);

              (iii) all proceeds of any Debt Incurrence (other than an Excluded Debt Issuance) received by the Company or any of its Subsidiaries;

              (iv)  all proceeds of any Project Document Claim; and

              (v) all other amounts collected or received by the Collateral Agent or by any other Secured Party in respect of any exercise of Security Agreement Remedies with respect to the Collateral under the Security Documents.

              (b) Disbursements from Prepayment Account.

              (i) The Depositary Bank shall, subject to Section 5.04, from time to time upon instructions of the Collateral Agent transfer the amounts on deposit in the Prepayment Account to the Administrative Agent for application to a prepayment of the Loans at the times and in the amounts in accordance with Section 2.09 of the Credit Agreement.

              (ii) Subject to Section 5.04, the Depositary Bank shall, at the written instructions of an Authorized Officer of the Collateral Agent, transfer to the General Receipt & Disbursement Account any amounts deposited in the Prepayment Account to the extent (x) not required to be applied to the prepayment of outstanding Loans pursuant to Section
         2.09 of the Credit Agreement and (y) not used for the Restoration of property affected by


                              Depositary Agreement
         the relevant Event of Loss or for fees, costs, taxes or other such amounts, as permitted under Section 4.02(b)(iii), as determined by the Collateral Agent.

              (iii) Notwithstanding anything herein to the contrary, any amounts payable by the Company or any of its Subsidiaries with respect to fees, costs, taxes or other amounts specified in determining the Net Cash Proceeds or the Net Available Proceeds, as the case may be, of any Disposition, Equity Issuance, Debt Incurrence or Project Document Claim shall, upon the written request of an Authorized Officer of the Company, be remitted to the Company for payment to the applicable payee(s) thereof. For avoidance of doubt, if any such amount is deducted from proceeds to the Company or any of its Subsidiaries before the receipt thereof, it shall not be a violation of Section 4.03(a).

              (iv) Notwithstanding anything herein to the contrary, any amounts referred to in clause (v) of paragraph (a) above shall be applied to the payment of the Secured Obligations (as defined in the relevant Security Documents) in accordance with the terms of the respective Security Document under which such amounts were received as directed by the Collateral Agent, and upon receiving such direction the Depositary Bank shall pay such amount as so directed.

              (c) Instructions to Project Parties. The Company hereby acknowledges that it has irrevocably instructed each Project Party that is a party to each Principal Project Document to make all payments that may be made to or received by the Company thereunder directly to the Depositary Bank for deposit into the Prepayment Account and that such payment will be credited to the Prepayment Account in accordance with the terms of this Agreement.

              SECTION 4.04. Pre-Funding Account.

              (a) Deposits into Pre-Funding Account. The Company agrees that the proceeds of the Term Loans made pursuant to Section 2.01(a) of the Credit Agreement shall be deposited by the Term Lenders into the Pre-Funding Account.

              (b) Disbursements from Pre-Funding Account.

              (i) Upon written notification by the Collateral Agent to the Depositary Bank that the conditions precedent set forth in Section 4.02 of the Credit Agreement have been satisfied, the Depositary Bank shall transfer all cash and other property held in or credited to the Pre-Funding Account as of the relevant date to the General Receipt & Disbursement Account. Upon such transfer, the Pre-Funding Account will be closed and no longer used under this Agreement.



                              Depositary Agreement

              (ii) If prior to the transfer of moneys in the Pre-Funding Account pursuant to clause (i) above the Collateral Agent shall notify the Depositary Bank that the Commitments have been terminated, the Depositary Bank shall immediately liquidate all investments in respect of funds held in or credited to the Pre-Funding Account and transfer all cash to the Administrative Agent for application to the prepayment of the Term Loans on a pro rata basis to the Term Lenders holding the outstanding Term Loans.

                                    ARTICLE V

                              OTHER ACCOUNT MATTERS

              SECTION 5.01. Remittances to the Company or the Collateral Agent.

              (a) In the event that any payments or other amounts required pursuant to this Agreement to be deposited directly into one of the Project Accounts are remitted instead to the Company or any of its Subsidiaries, the Company shall (or shall cause any such Subsidiary to) promptly remit such payments or other amounts, in the form received, with any necessary endorsements, to the Depositary Bank for deposit into the relevant Project Account as provided herein and, pending such remittance to the Depositary Bank, the Company shall (or shall cause any such Subsidiary to) segregate such payments and other amounts from all other funds of the Company (or such Subsidiary, as the case may be) and hold the same in trust for the Secured Parties.

              (b) In the event that any payments or other amounts required pursuant to this Agreement to be deposited directly into one of the Project Accounts are remitted instead to the Collateral Agent, the Collateral Agent shall promptly remit such payments or other amounts, in the form received, with any necessary endorsements, to the Depositary Bank for deposit to the relevant Project Account as provided herein.

              SECTION 5.02. Right of Withdrawal. Except as specifically set forth in this Agreement, the Company shall have no right of withdrawal in respect of any of the Project Accounts.

              SECTION 5.03. Permitted Investments.

              (a) Moneys held in any Project Account shall be invested and reinvested in Permitted Investments at the written direction (which may be in the form of a standing instruction) of an Authorized Officer of the Company; provided, however, that at any time when (i) the Depositary Bank shall have received written notice from the Collateral Agent that an Event of Default shall have occurred and be continuing or (ii) an Authorized Officer of the Company has not timely furnished such a written direction or, after a request by the Depositary Bank, has not so


                              Depositary Agreement
confirmed a standing instruction to the Depositary Bank, the Depositary Bank shall invest such moneys only in Permitted Investments described in clause (e) of the definition thereof that have a maturity of 30 days or less. Any written direction of an Authorized Officer of the Company with respect to the investment or reinvestment of moneys held in any Project Account shall direct investment or reinvestment only in Permitted Investments. All Permitted Investments shall be credited to the relevant Project Account and shall comply with Section 2.02(b)(v) hereof.

              (b) Earnings on Permitted Investments held in each Project Account (other than the Pre-Funding Account) shall be deposited upon receipt in the General Receipt & Disbursement Account as provided in Section 4.01(a). Earnings on Permitted Investments held in the Pre-Funding Account shall be deposited in the Pre-Funding Account.

              (c) The Depositary Bank shall have no liability for any loss resulting from any investment contemplated by this Section other than by reason of its bad faith, intentional misconduct or gross negligence.

              (d) The Depositary Bank may sell or liquidate any Permitted Investment (without regard to maturity date) whenever the Depositary Bank reasonably deems it necessary to make any deposit, transfer or distribution required by this Agreement (using reasonable efforts to minimize the costs or losses resulting from such liquidation), provided that the Depositary Bank shall not be liable to any Person for any loss suffered because of such sale or liquidation or by any delay in liquidation other than by reason of its bad faith, intentional misconduct or gross negligence.

              (e) For purposes of any income tax payable on account of any income or gain on an investment, such income or gain shall be for the account of the Company.

              (f) Each of the parties hereto acknowledges that in connection with Permitted Investments of the type described in clause (c) of the definition of "Permitted Investments" for which the Depositary Bank or an affiliate of the Depositary Bank serves as an investment advisor, administrator, shareholder, servicing agent and/or custodian or subcustodian (i) the Depositary Bank or an affiliate of the Depositary Bank charges and collects fees and expenses from such funds for services rendered, (ii) the Depositary Bank charges and collects fees and expenses for services rendered pursuant to the standard terms and conditions and (iii) services performed for such Permitted Investments and pursuant to the standard terms and conditions may converge at any time. Each of the parties hereto hereby specifically authorizes the Depositary Bank or an affiliate of the Depositary Bank to charge and collect all fees and expenses from such funds for services rendered to such funds, in addition to any fees and expenses the Depositary Bank may charge and collect for services rendered pursuant to the standard terms and conditions.



                              Depositary Agreement

              SECTION 5.04. Defaults. Notwithstanding anything contained in this Agreement to the contrary, upon receiving notice from the Collateral Agent of the occurrence and during the continuation of an Event of Default, the Depositary Bank shall accept all notices and instructions required to be given to the Depositary Bank pursuant to the terms of this Agreement only from the Collateral Agent and not from any other Person, and, notwithstanding anything herein to the contrary, the Depositary Bank shall not withdraw, transfer, pay or otherwise distribute any moneys in any of the Project Accounts except pursuant to such notices and instructions from the Collateral Agent (it being understood that, upon and during the continuance of an Event of Default, the Collateral Agent may direct any or all of the moneys in the Project Accounts to be applied to pay when due any of the Secured Obligations). No amounts from time to time held in each Project Account shall constitute payment of any Indebtedness or any other obligation of the Company until applied as herein provided.

              SECTION 5.05. Identification of Amounts. In the event the Depositary Bank receives moneys without adequate identification or adequate instruction with respect to the proper Project Account in which such moneys are to be deposited, the Depositary Bank shall deposit such moneys into the General Receipt & Disbursement Account and segregate such moneys from all other amounts on deposit in the General Receipt & Disbursement Account and notify the Company of the receipt of such moneys. Upon receipt of instructions of an Authorized Officer of the Company as to identification of such moneys, the Depositary Bank shall transfer such moneys from the General Receipt & Disbursement Account to the Project Account as so instructed by the Company.

              SECTION 5.06. Other Transfers. If at any time any amount required hereby to be deposited into a particular Project Account is deposited into another Project Account, the Depositary Bank shall have the right to transfer such amount to the proper Project Account.

              SECTION 5.07. Account Balance Statements. The Depositary Bank shall, on a monthly basis, provide to the Collateral Agent and the Company, account statements in respect of each of the Project Accounts, sub-accounts and amounts segregated in any of the Project Accounts or sub-accounts. Such account statement shall also include deposits, withdrawals and transfers from and to each Project Account and sub-account and any segregated amounts. At such other times as the Collateral Agent or the Company may from time to time reasonably request (but not more frequently than once each week unless an Event of Default shall have occurred and is continuing), the Depositary Bank shall provide written informal account information regarding (a) cash and other items credited to each of the Project Accounts, sub-accounts and, to the extent reasonably available, amounts segregated in any of the Project Accounts or sub-accounts and
(b) deposits, withdrawals and transfers from and to any Project Account, sub-account and, to the extent reasonably available, segregated amounts.

                                   ARTICLE VI


                              Depositary Agreement

                               THE DEPOSITARY BANK

              SECTION 6.01. Tax Identification. The Company shall on the signature page of this Agreement provide the Depositary Bank with its Tax Identification Number (TIN) as assigned by the Internal Revenue Service. All interest or other income earned hereunder shall be allocated and paid as provided herein and reported by the recipient to the Internal Revenue Service as having been so allocated and paid.

              SECTION 6.02. Action. (a) The Depositary Bank may rely and shall be protected in acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder (or, as contemplated in this Agreement, any telephonic notice, instruction or request) and believed by it to be genuine and to have been signed or presented by an Authorized Officer of the proper party or parties. The Depositary Bank shall be under no duty to inquire into or investigate the validity, accuracy or content of any such notice, instruction or request. The Depositary Bank shall have no duty to solicit any payments which may be due it hereunder.

              (b) The Depositary Bank shall not be liable for any action taken or omitted by it in good faith unless a court of competent jurisdiction determines that the Depositary Bank's gross negligence, intentional misconduct or bad faith was the primary cause of any loss to any such party. In the administration of the Project Accounts hereunder, the Depositary Bank may execute any of its powers and perform its duties hereunder directly or through agents or attorneys and may consult with counsel, accountants and other skilled persons to be selected and retained by it. The Depositary Bank shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons.

              (c) The duties and responsibilities of the Depositary Bank hereunder shall be determined solely by the express provisions of this Agreement, and no other or further duties or responsibilities shall be implied. The Depositary Bank shall not have any liability under, nor duty to inquire into the terms and provisions of, any agreement or instructions, other than as provided in the Agreement.

              (d) In the event that the Depositary Bank shall be uncertain as to its duties or rights hereunder or shall receive notice, instructions or requests from any party hereto which, in its opinion, conflict with any of the provisions of this Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held by it until it shall be directed otherwise in writing by all of the other parties hereto or by a final order or judgment of a court of competent jurisdiction.



                              Depositary Agreement

              SECTION 6.03. Resignation. Subject to the appointment and acceptance of a successor Depositary Bank, the Depositary Bank may resign and be discharged from its duties or obligations hereunder by giving notice in writing to the Collateral Agent and the Company of such resignation specifying a date when such resignation shall take effect. Upon receipt of such notice, the Collateral Agent shall have the right to designate a successor Depositary Bank which shall be a Lender and a bank with an office in New York, New York and a combined capital and surplus of at least $500,000,000, with the prior consent of the Company (which consent shall not be unreasonably withheld). If no successor shall have been so designated and shall have accepted such designation within 30 days of the retiring Depositary Bank's giving notice of such resignation, the retiring Depositary Bank may appoint its successor provided such appointed successor is a Lender and a bank with an office in the New York, New York with a combined capital surplus of at least $500,000,000. Upon acceptance by a successor Depositary Bank of its appointment hereunder, the retiring Depositary Bank shall be discharged from its duties and obligations hereunder. In connection with its resignation hereunder, the Depositary Bank shall have the right to withhold an amount equal to the amount due and owing to the Depositary Bank plus any costs and expenses the Depositary Bank shall reasonably believe may be incurred by the Depositary Bank in connection with its resignation.

              SECTION 6.04. Compensation. The Company hereby agrees to (i) pay the Depositary Bank upon execution of this Agreement reasonable compensation for the services to be rendered hereunder, as described in a written schedule provided from time to time by the Depositary Bank to the Company and (ii) pay or reimburse the Depositary Bank upon request for all expenses, disbursements and advances, including reasonable attorney's fees, incurred or made by it in connection with the preparation, execution, performance, delivery modification, and termination of this Agreement.

              SECTION 6.05. Indemnification. The Company hereby agrees to indemnify the Depositary Bank for, and to hold it harmless against, any loss, liability or expense arising out of or in connection with this Agreement and carrying out its duties hereunder, including the costs and expenses of defending itself against any claim of liability, except for costs and expenses resulting from the gross negligence, intentional misconduct or bad faith of the Depositary Bank. Anything in this Agreement to the contrary notwithstanding, in no event shall the Depositary Bank be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Depositary Bank has been advised of the likelihood of such loss or damage and regardless of the form of action.

              SECTION 6.06. Transfer Instructions. (a) In the event funds transfer instructions are given, whether in writing, by telecopier or otherwise, the Depositary Bank is authorized to seek confirmation of such instructions by telephone call-back to an Authorized Person, and the Depositary Bank may rely upon the confirmations of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be


                              Depositary Agreement
changed only in a writing actually received and acknowledged by the Depositary Bank. The parties to this Agreement acknowledge that such security procedure is commercially reasonable.

              (b) It is understood that, with respect to any funds transfer, the Depositary Bank may rely solely upon any account numbers or similar identifying number provided by either of the other parties hereto to identify (i) the intended payee, (ii) such payee's bank, or (iii) an intermediary bank through which such funds transfer is to be made. The Depositary Bank may apply any of the funds for any payment order it executes using any such identifying number, even where its use may result in a person other than the intended payee being paid, or the transfer of funds to a bank other than the intended payee's bank or an intermediary bank designated.

                                   ARTICLE VII

                                  MISCELLANEOUS

              SECTION 7.01. No Waiver. No failure on the part of the Collateral Agent or any of its agents to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or remedy hereunder shall operate as a waiver thereof, and no single or partial exercise by the Collateral Agent or any of its agents of any right, power or remedy hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided herein are cumulative and are not exclusive of any remedies provided by law.

              SECTION 7.02. Notices. All notices, requests and other communications provided for herein (including, without limitation, any modifications of, or waivers or consents under, this Agreement) shall be given or made in writing (including, without limitation, by telex or telecopy) and delivered (a) if to the Depositary Bank, the Company or the Collateral Agent, at the "Address for Notices" specified beneath its name on the signature page hereof or (b) as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telex or telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

              SECTION 7.03. Amendments, Etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the Company, the Collateral Agent and the Depositary Bank. Any such amendment or waiver shall be binding upon the Collateral Agent, each other Secured Party and the Company.

              SECTION 7.04. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Company, the Collateral


                              Depositary Agreement

Agent and the Depositary Bank; provided, however, that the Company shall not assign or transfer its rights hereunder without the prior written consent of the Collateral Agent.

              SECTION 7.05. Captions. The caption and section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

              SECTION 7.06. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

              SECTION 7.07. Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York, except as required by mandatory provisions of law and except to the extent that the validity or perfection of the lien and security interest hereunder, or the remedies hereunder, are governed by the law of any jurisdiction other than the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, the "securities intermediary's jurisdiction" of the Depositary Bank with respect to the Project Accounts is the State of New York.

              SECTION 7.08. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

              SECTION 7.09. No Third Party Beneficiaries. The agreements of the parties hereto are solely for the benefit of the Company, the Collateral Agent, the Depositary Bank and the other Secured Parties, and no other Person (including, without limitation, any other Credit Party, any contractor, subcontractor, supplier or materialman furnishing supplies, goods or services to or for the benefit of the Project or any other creditor of the Company or any of its Subsidiaries) shall have any rights hereunder.



                              Depositary Agreement

              SECTION 7.10. Agents and Attorneys-in-Fact. The Collateral Agent may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

              SECTION 7.11. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

              SECTION 7.12. Reinstatement. This Agreement and any Lien created hereunder shall automatically be reinstated if and to the extent that for any reason any payment by or on behalf of the Company in respect of the Secured Obligations is rescinded or must otherwise be restored by any holder of the Secured Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.



                              Depositary Agreement

              IN WITNESS WHEREOF, the parties hereto have caused this Deposit, Disbursement and Account Control Agreement to be duly executed and delivered as of the day and year first above written.

                                       IRIDIUM OPERATING LLC



                                       By__________________________
                                         Name:
                                         Title:

                                         Address for Notices:


                                         Iridium Operating LLC
                                         1575 Eye Street, N.W.,
                                         Washington, D.C. 20005

                                         Attention:  General Counsel

                                         (Telecopy No.:  202-408-3761)


                                         Tax Identification No.: ____________



                              Depositary Agreement

                                       THE CHASE MANHATTAN BANK,
                                         as Collateral Agent


                                       By__________________________
                                         Name:
                                         Title:


                                         Address for Notices:


                                         Attention:

                                         Telephone:
                                         Telecopier:






                              Depositary Agreement

                                       THE CHASE MANHATTAN BANK,
                                         as Depositary Bank


                                       By_____________________________
                                          Name:
                                          Title:

                                       Address for Notices:

                                       450 West 33rd Street
                                       15th Floor
                                       New York, New York 10001

                                       Attention:  Corporate Trust

                                       Telephone:   212-946-3013
                                       Telecopier:  212-946-8177/8178





                              Depositary Agreement